                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive proxy statement

     [X] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                             DT Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
[DT INDUSTRIES LOGO]

                          DISCUSSION WITH SHAREHOLDERS

     Certain statements included herein or made during this presentation are forward-looking statements. The Company's actual results for such periods could differ materially from the expected results if the Company experiences delays or cancellations of customer orders, delays in shipping dates of products, cost overruns on certain projects, currency fluctuations or other factors described in the Company's filings with the US Securities and Exchange Commission.

[DT INDUSTRIES LOGO]                                                OCTOBER 2000

                               DISCUSSION AGENDA

O  FISCAL YEAR 2000

O  THE KALISH AND SENCORP/ARMAC PROBLEMS

O  THE COMPANY'S LIQUIDITY

O  THE COMPANY'S ORGANIZATIONAL RESPONSE

O  OTHER ISSUES REQUIRING RESOLUTION

   - NASDAQ LISTING

   - CLASS ACTION LAWSUITS

O  ROBERT W. PLASTER'S PUBLIC FILINGS

[DT INDUSTRIES LOGO]                                                OCTOBER 2000

                     FINANCIAL RESULTS FOR FISCAL YEAR 2000

                    BEFORE AND AFTER ACCOUNTING ADJUSTMENTS

                             (AMOUNTS IN MILLIONS)


                                   IMPACT OF ACCOUNTING ADJUSTMENTS
                            ---------------------------------------------------
                            AUDITED                SENCORP/    WHERE WE THOUGHT
                            RESULTS      KALISH     OTHER           WE WERE
                            -------     -------    --------    ----------------
SALES                       $464.3      $  ---                      $464.3
GROSS MARGIN - AMOUNT         90.2        (9.6)     $(7.3)           107.1
             -  %             19.4%                                   23.1%
OPERATING EXPENSES            79.9         0.8        0.4             78.7
                            ------      ------      -----           ------
OPERATING PROFIT              10.3       (10.4)      (7.7)            28.4
INTEREST EXPENSE              15.4         ---        ---             15.4
                            ------       -----      -----           ------
PRE-TAX INCOME                (5.1)      (10.4)      (7.7)            13.0
TAXES                         (0.5)       (4.6)      (3.1)             7.2
                            ------      ------      -----           ------
NET INCOME                  $ (4.6)     $ (5.8)     $(4.6)          $  5.8
                            ------      ------      -----           ------
EPS                         $(0.45)                                 $ 0.57
                            ======                                  ======
DEPRECIATION                  10.3                                    10.3
AMORTIZATION                   5.5                                     5.5
                            ------                                  ------
EBITDA                      $ 26.1                                  $ 44.2
                            ======                                  ======

[DT INDUSTRIES LOGO]                                                OCTOBER 2000


                         FINANCIAL POSITION - 1998-2000
                             (AMOUNTS IN MILLIONS)

                                                            AT FISCAL YEAR END
                                                     ------------------------------------
                                                      2000           1999           1998
                                                     ------         ------         ------
ASSETS
  CASH                                               $  8.7         $ 10.5         $  6.9
  ACCOUNTS RECEIVABLE                                  58.9           50.0           75.0
  COST AND EARNINGS IN EXCESS OF AMOUNTS BILLED        94.9           65.8           67.5
  INVENTORIES                                          52.9           49.4           41.2
  PROPERTY, PLANT & EQUIPMENT                          73.2           77.4           69.2
  OTHER ASSETS                                        192.5          200.2          191.9
                                                     ------         ------         ------
    TOTAL ASSETS                                     $481.1         $453.3         $451.7
                                                     ======         ======         ======
LIABILITIES AND STOCKHOLDERS' EQUITY
  ACCOUNTS PAYABLE                                   $ 47.2         $ 37.5         $ 33.6
  ACCRUED LIABILITIES                                  35.4           35.1           41.4
  CUSTOMER ADVANCES/BIE                                22.4           21.9           20.7
  OTHER LONG-TERM LIABILITIES                          14.1           13.8           11.3
  TOTAL DEBT - REVOLVER & OTHER                       126.9          104.6           90.0
  CONVERTIBLE PREFERREDS                               70.0           70.0           70.0
  STOCKHOLDERS' EQUITY                                165.1          170.4          184.7
                                                     ------         ------         ------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $481.1         $453.3         $451.7
                                                     ======         ======         ======

[DT INDUSTRIES LOGO]                                                OCTOBER 2000


                          SUMMARY CASH FLOW - 1998-2000
                             (AMOUNTS IN MILLIONS)

                                                                  FISCAL YEAR
                                                     -------------------------------------
                                                       2000           1999           1998
                                                     --------       -------        -------
NET INCOME (LOSS)                                    $   (4.6)      $  (5.1)       $  25.7
DEPRECIATION                                             10.3          10.1            8.3
AMORTIZATION                                              6.2           5.4            5.5
OTHER                                                     4.1           1.1            8.0
(INCREASE) DECREASE IN WORKING CAPITAL                  (30.3)         16.3           (3.7)
                                                     --------       -------         ------
CASH PROVIDED (USED) BY OPERATING ACTIVITIES            (14.3)         27.8           43.8
INVESTING ACTIVITIES
  CAPITAL EXPENDITURES                                   (6.7)        (15.9)         (17.3)
  ACQUISITIONS/DIVESTITURES                              (2.7)        (12.1)         (37.3)
FINANCING ACTIVITIES
  NET DEBT ACTIVITY                                      25.6          14.5           40.8
  FINANCING COSTS                                        (1.3)          --            (0.9)
  TREASURY STOCK PURCHASES                                            (10.0)         (24.4)
  OTHER/FCTA                                             (2.4)         (0.7)           0.6
                                                     --------       -------         ------
    NET CASH FLOW                                    $   (1.8)       $  3.6         $  4.1
                                                     ========       =======         ======


[DT INDUSTRIES LOGO]                                                OCTOBER 2000

                      ORDER INPUT - 1996-2000 FISCAL YEARS
                              (AMOUNTS IN MILLIONS)



                   [Order Input 1996-2000 Fiscal Years Graph]


                              FISCAL YEARS
-----------------------------------------------------------------
1996           1997           1998           1999           2000
------        ------         ------         ------         ------

$240.4        $381.7         $502.5         $396.7         $543.9


PERCENT INCREASE OVER/UNDER PRIOR YEARS

 44.7%         58.8%          31.6%         (21.1%)         37.1%

[DT INDUSTRIES LOGO]                                                OCTOBER 2000

                       NET SALES -- 1996-2000 FISCAL YEARS
                             (AMOUNTS IN MILLIONS)



                   [Net Sales 1996-2000 Fiscal Years Graph]


                              FISCAL YEARS
-----------------------------------------------------------------
1996           1997           1998           1999           2000
------        ------         ------         ------         ------

$235.9        $396.1         $519.3         $442.1         $464.3





PERCENT INCREASE OVER/UNDER PRIOR YEARS

60.1%         67.9%          31.1%          (14.9%)        5.0%

[DT INDUSTRIES LOGO]                                                OCTOBER 2000


                  END OF YEAR BACKLOG - 1996-2000 FISCAL YEARS
                             (AMOUNTS IN MILLIONS)


              [End of Year Backlog - 1996-2000 Fiscal Years Graph]


                              FISCAL YEARS
-----------------------------------------------------------------
1996           1997           1998           1999           2000
------        ------         ------         ------         ------

$112.2        $175.5         $224.8         $180.0         $259.6

PERCENT INCREASE OVER/UNDER PRIOR YEARS

34.2%          56.5%          28.1%         (19.9%)         44.2%

[DT INDUSTRIES LOGO]                                                OCTOBER 2000

                     KALISH AND SENCORP ACCOUNTING PROBLEMS

DATE                                                        EVENT
------------               -------------------------------------------------------------------------------
AUGUST 10                  PRICEWATERHOUSECOOPERS ("PWC") ADVISED THE AUDIT AND FINANCE COMMITTEE AND THE BOARD
                           - FOR THE FIRST TIME - THAT THE AUDIT FOR THE FISCAL YEAR ENDED JUNE 25, 2000 WAS
                           NOT COMPLETE DUE TO THE NEED TO DO FURTHER WORK TO RECONCILE CERTAIN ASSET ACCOUNTS AT KALISH.

AUGUST 16                  AT A SPECIAL MEETING OF THE BOARD OF DIRECTORS, THE BOARD WAS ADVISED THAT,
                           BASED ON WORK CONDUCTED SINCE AUGUST 10, IT APPEARED THAT THE ACCOUNTING ISSUES
                           OF KALISH MIGHT BE MUCH MORE SIGNIFICANT THAN ORIGINALLY THOUGHT AND, THAT AS A
                           RESULT, THE COMPANY WOULD HAVE TO DELAY THE RELEASE OF ITS FISCAL YEAR 2000
                           EARNINGS UNTIL AUGUST 24, 2000.

                           PWC ALSO ADVISED THE BOARD THAT THERE WERE INDICATIONS THAT THE PROBLEMS MIGHT
                           INCLUDE BOTH THE CURRENT AND THE PRIOR FISCAL YEARS.

AUGUST 21                  THE BOARD ADOPTED A RESOLUTION DIRECTING ITS AUDIT AND FINANCE COMMITTEE TO
                           CONDUCT SUCH INQUIRIES AS IT DEEMED APPROPRIATE WITH RESPECT TO THE FINANCIAL
                           REPORTING ISSUES AT KALISH, AND THE AUDIT AND FINANCE COMMITTEE RETAINED BRYAN CAVE
                           LLP AS SPECIAL COUNSEL. BRYAN CAVE ENGAGED AN INDEPENDENT ACCOUNTING FIRM TO ASSIST IT IN
                           THE INVESTIGATION.

                           PWC ADVISED THE COMPANY THAT ITS REPORTS ON THE COMPANY'S CONSOLIDATED FINANCIAL
                           STATEMENTS AS OF AND FOR THE FISCAL YEARS ENDED JUNE 27, 1999, JUNE 28, 1998
                           AND JUNE 29, 1997 SHOULD NO LONGER BE RELIED ON, AND THE COMPANY ISSUED A PRESS RELEASE ANNOUNCING,
                           AMONG OTHER THINGS, THE KALISH ACCOUNTING PROBLEM AND WARNING THAT SUCH FINANCIAL STATEMENTS SHOULD
                           NO LONGER BE RELIED ON.


[DT INDUSTRIES LOGO]                                                OCTOBER 2000


                     KALISH AND SENCORP ACCOUNTING PROBLEMS
                                    (CONT'D)

DATE                                                        EVENT
------------               -------------------------------------------------------------------------------
OCTOBER 4                  AT A MEETING OF THE AUDIT AND FINANCE COMMITTEE, BRYAN CAVE REPORTED THE RESULTS
                           OF ITS INVESTIGATION. THE AUDIT AND FINANCE COMMITTEE THEN PRESENTED ITS
                           FINDINGS AND RECOMMENDATIONS TO THE FULL BOARD OF DIRECTORS.

                           UPON REVIEWING THE AUDIT AND FINANCE COMMITTEE'S REPORT, THE BOARD OF DIRECTORS TERMINATED MESSRS.
                           LEWIS AND PALLAY AND KALISH'S SENIOR FINANCIAL OFFICER. IN ADDITION, IT ASKED
                           MR. LEWIS TO RESIGN FROM THE BOARD OF DIRECTORS.

                           DURING THE INVESTIGATION, THE COMPANY LEARNED OF SIMILAR ACCOUNTING MISSTATEMENTS AT SENCORP/ARMAC.
                           THE BOARD FOLLOWED THE SAME ACTION PROCESS THAT HAD BEEN USED AT KALISH.

                           WHEN IT WAS DETERMINED THAT SENCORP HAD SUFFERED THE SAME KIND OF ACCOUNTING
                           IRREGULARITY AS KALISH AND THAT IT WAS MATERIAL, THE AUDIT AND FINANCE COMMITTEE
                           ASKED BRYAN CAVE TO EXPAND ITS INVESTIGATION AND, ONCE AGAIN, BRYAN CAVE
                           RETAINED AN INDEPENDENT ACCOUNTING FIRM TO ASSIST IN THE INVESTIGATION. THE
                           INVESTIGATION DETERMINED THAT THE SENCORP IRREGULARITIES IMPACTED ONLY FISCAL
                           YEAR 2000 BUT AMOUNTED TO A REQUIRED WRITE-OFF OF $6.8 MILLION EBITDA. SENCORP'S
                           SENIOR FINANCIAL OFFICER WAS TERMINATED AS A RESULT OF THIS INVESTIGATION.

                                       9

[DT INDUSTRIES LOGO]                                                OCTOBER 2000


                     KALISH AND SENCORP ACCOUNTING PROBLEMS
                                    (CONT'D)


                                                      AMOUNTS IN MILLIONS (US$)
                                        ----------------------------------------------------
                                        FY 1997        FY 1998        FY 1999        FY 2000
                                        -------        -------        -------        -------
OPERATING PROFIT CHANGE                 $  (2.1)       $  (7.4)       $  (4.0)       $ (18.1)
NET INCOME CHANGE                          (1.6)          (4.0)          (3.4)         (10.4)
EPS CHANGE                                (0.15)         (0.30)         (0.34)         (1.03)

[DT INDUSTRIES LOGO]                                                OCTOBER 2000

                        SUMMARY OF REVOLVING BANK CREDIT

o THE COMPANY'S CREDIT FACILITY REMAINS AT $140 MILLION, SUBJECT TO REDUCTION UPON CERTAIN ASSET SALES

o    THE MATURITY DATE OF THE FACILITY IS JULY 2, 2001

o    INCREASE IN RATE PRICING

     *    STEP UP OF 50 BASIS POINTS NOW

     *    STEP UP OF AN ADDITIONAL 25 BASIS POINTS - FEBRUARY 15, 2001

[DT INDUSTRIES LOGO]                                                OCTOBER 2000

                           COVENANTS - BANK AMENDMENT
                                OCTOBER 12, 2000

                                        Q1 SEP 2000   Q2 DEC 2000    Q3 MAR 2001    Q4 JUN 2001
                                        -----------   -----------    -----------    -----------

MAXIMUM FUNDED DEBT TO EBITDA RATIO            5.75          5.00           4.50           3.50
MINIMUM FIXED CHARGES RATIO                    1.10          1.10           1.10           1.25
MINIMUM EBITDA TO INTEREST EXPENSE RATIO       1.40          1.45           1.45           1.80
MINIMUM 12 MONTH EBITDA
 (IN MILLIONS)                           $     25.0     $    27.5      $    29.0      $    37.5
CUMULATIVE MAXIMUM ANNUAL
 CAPITAL EXPENDITURES (IN MILLIONS)      $      1.5     $     3.5      $     6.7      $     8.6
MINIMUM NET WORTH STARTING POINT
 (IN MILLIONS)                           $    160.0

[DT INDUSTRIES LOGO]                                                OCTOBER 2000


                            OPTIMISM FOR FISCAL 2001

     o    STRONG BEGINNING BACKLOG

     o    Q1 ORDERS OF $165.0 MILLION

     o    IMPROVING OUR MANAGEMENT OF WORKING CAPITAL

     o    DIVESTMENT OF BUSINESS UNITS

[DT INDUSTRIES LOGO]                                                OCTOBER 2000

                      ORGANIZATION AS OF OCTOBER 11, 2000


                             [Organizational Chart]

[DT INDUSTRIES LOGO]                                                OCTOBER 2000


                            FUTURE PLAN (SHORT-TERM)

                              [Future Plan Chart]

[DT INDUSTRIES LOGO]                                                OCTOBER 2000


                                 NASDAQ LISTING

o    AUGUST 23, 2000                              THE COMPANY'S PRESS RELEASE ANNOUNCED THAT PRICEWATERHOUSECOOPERS, ITS
                                                  INDEPENDENT AUDITORS, REQUESTED ADDITIONAL TIME IN ORDER TO CONTINUE TO
                                                  INVESTIGATE AN OVERSTATEMENT OF CERTAIN ASSET ACCOUNTS OF ITS WHOLLY-OWNED
                                                  SUBSIDIARY, KALISH, INC. ADDITIONALLY, PENDING COMPLETION OF THE AUDIT, THE
                                                  COMPANY STATED THAT ITS FISCAL 1997, 1998 AND 1999 FINANCIAL STATEMENTS SHOULD
                                                  NOT BE RELIED UPON.

o    AUGUST 23, 2000                              TRADING IN THE COMPANY'S SECURITIES WAS HALTED BY NASDAQ.

o    AUGUST 24, 2000                              NASDAQ REQUESTED CERTAIN INFORMATION FROM THE COMPANY IN ACCORDANCE WITH
                                                  MARKETPLACE RULE #330(C) OF THE NASDAQ STOCK MARKET.

o    SEPTEMBER 8, 2000                            PRELIMINARY RESPONSES WERE PROVIDED TO NASDAQ.

o    SEPTEMBER 18, 2000                           NASDAQ STAFF DETERMINED TO DE-LIST THE COMPANY'S SECURITIES FROM THE NASDAQ
                                                  NATIONAL MARKET AT THE OPENING OF BUSINESS ON SEPTEMBER 25, 2000.

o    SEPTEMBER 22, 2000                           THE COMPANY REQUESTED AN ORAL HEARING WITH A NASDAQ PANEL, REQUESTING CONTINUED
                                                  LISTING.

o    SEPTEMBER 26, 2000                           REQUEST FOR HEARING GRANTED.

o    OCTOBER 20, 2000                             HEARING DATE IN WASHINGTON, D.C.

[DT INDUSTRIES LOGO]                                                OCTOBER 2000


                             CLASS ACTION LAWSUITS

IN CONNECTION WITH THE ACCOUNTING RESTATEMENTS, THE COMPANY, ITS KALISH SUBSIDIARY AND CERTAIN OF THEIR OFFICERS HAVE BEEN NAMED AS DEFENDANTS IN THREE PURPORTED CLASS ACTION LAWSUITS. THE COMPLAINTS RECEIVED BY THE COMPANY ALLEGE THAT, AS A RESULT OF ACCOUNTING IRREGULARITIES, THE COMPANY'S PREVIOUSLY ISSUED FINANCIAL STATEMENTS WERE MATERIALLY FALSE AND MISLEADING AND THUS CONSTITUTED VIOLATIONS OF FEDERAL SECURITIES LAWS BY THE COMPANY AND CERTAIN OFFICERS.

THE ACTIONS ALLEGE THAT THE DEFENDANTS VIOLATED SECTION 10(B) AND SECTION 20(A) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 10B-5 PROMULGATED THEREUNDER. THE COMPLAINTS SEEK DAMAGES IN UNSPECIFIED AMOUNTS. THE ACTIONS PURPORT TO BE BROUGHT ON BEHALF OF PURCHASERS OF THE COMPANY'S COMMON STOCK BETWEEN SEPTEMBER 29, 1997 AND AUGUST 23, 2000. ADDITIONAL PURPORTED CLASS ACTION LAWSUITS SIMILAR TO THESE MAY BE FILED. THE COMPANY IS CURRENTLY EVALUATING THESE CLAIMS AND POSSIBLE DEFENSES THERETO AND INTENDS TO DEFEND THESE SUITS VIGOROUSLY.

WHERE FILED              --    U.S. DISTRICT COURT
                               WESTERN DISTRICT OF MISSOURI -
                               SOUTHERN DIVISION, SPRINGFIELD MO

ASSIGNED JUDGE           --    HON. DEAN WHIPPLE

LEAD DEFENSE COUNSEL     --    DAVID KISTENBROKER, ESQ.
                               (FREEBORN & PETERS, CHICAGO IL)

LOCAL COUNSEL            --    MICHAEL THOMPSON, ESQ.
                               (BLACKWELL SANDERS PEPER MARTIN,
                               KANSAS CITY MO)

[DT INDUSTRIES LOGO]                                                OCTOBER 2000

                             THE PLASTER SITUATION

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         SCHEDULE 13G - FILED 10/28/99

ITEM 2.
          (A)       NAME OF PERSON FILING:        ROBERT W. PLASTER

ITEM 4.   OWNERSHIP.

          (A)       AMOUNT BENEFICIALLY OWNED:    880,400 (NOW 1,105,300)

          (B)       PERCENT OF CLASS:             8.7% (NOW 10.9%)

ITEM 10.  CERTIFICATION.

          BY SIGNING BELOW I CERTIFY THAT, TO THE BEST OF MY KNOWLEDGE AND BELIEF, THE SECURITIES REFERRED TO ABOVE WERE ACQUIRED IN THE ORDINARY COURSE OF BUSINESS AND WERE NOT ACQUIRED FOR THE PURPOSE OF AND DO NOT HAVE THE EFFECT OF CHANGING OR INFLUENCING THE CONTROL OF THE ISSUER OF SUCH SECURITIES AND WERE NOT ACQUIRED IN CONNECTION WITH OR AS A PARTICIPANT IN ANY TRANSACTION HAVING SUCH PURPOSES OR EFFECT.

[DT INDUSTRIES LOGO]                                                OCTOBER 2000

                             THE PLASTER GROUP 13D

ON JUNE 19, 2000, MR. PLASTER FILED A SCHEDULE 13D INDICATING AN INTEREST IN INFLUENCING THE CONTROL OF THE COMPANY.

ON SEPTEMBER 8, 2000, MR. PLASTER FILED AN AMENDMENT TO SCHEDULE 13D STATING THAT HE HAS NOW DETERMINED THAT HE DESIRES TO EXERCISE CONTROL OF DT INDUSTRIES, INC. MR. PLASTER PROPOSES THAT THIS CONTROL WILL TAKE PLACE THROUGH THE FOLLOWING MEANS:

     O FIRST, MESSRS. PLASTER, LARRY WEIS - AN ASSOCIATE OF MR. PLASTER - AND A THIRD PERSON, SELECTED BY MR. PLASTER, WOULD BE APPOINTED TO THE BOARD OF DIRECTORS OF DTI.

     O SECONDLY, THE BOARD OF DIRECTORS WOULD BE REDUCED FROM ITS CURRENT SIZE OF EIGHT TO SEVEN AND MR. PLASTER WOULD BE APPOINTED THE VICE CHAIRMAN.

     O THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS OF DT INDUSTRIES, INC. WOULD BE RECONSTITUTED TO CONSIST OF ONLY THE THREE NEW DIRECTORS AND MR. PLASTER WOULD BE CHAIRMAN OF THAT COMMITTEE.

     O DT INDUSTRIES WOULD ENTER INTO A MANAGEMENT AGREEMENT WITH EVERGREEN INVESTMENTS, AN ENTITY CONTROLLED BY MR. PLASTER, OR A COMPANY CONTROLLED BY EVERGREEN, THAT WOULD OBLIGATE DT INDUSTRIES TO RETAIN EVERGREEN TO PROVIDE - FOR A FEE - THE SERVICES OF MESSRS. PLASTER AND WEIS ALONG WITH ANY OFFICE SPACE AND OTHER SUPPORT SERVICES THAT MIGHT BE NEEDED BY DT INDUSTRIES.

     O DT INDUSTRIES WOULD BE REQUIRED TO ENTER INTO A FINANCIAL ADVISORY ARRANGEMENT WITH ANOTHER COMPANY DESIGNATED BY MR. PLASTER.